Exhibit 10.2

This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Letter Agreement re Subordination of Seller Payments dated as of July 25, 2016 (the "subordination agreement"), by and among Logicmark Investment Partners, LLC, a Delaware limited liability company, Gottlieb Family, LLC, a Virginia limited liability company, Ben Cornett, Kevin O'Connor and Generation3 Partners I, LLC, a Delaware limited liability company, Logicmark, LLC, a Delaware limited liability company, NXT-ID, Inc., a Delaware corporation, and ExWorks Capital Fund I, L.P., in its capacity as agent for the Lenders (in such capacity, "senior lender"), to the indebtedness (including interest) owed by borrower (as defined below) and certain of its affiliates pursuant to that certain Loan and Security Agreement dated as of July 25, 2016 between borrower the other "Loan Party Obligors" from time to time party thereto, Agent and the "Lenders" from time to time party thereto, as such Loan and Security Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time; subordinated lender, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

SUBORDINATED SECURITY AGREEMENT

THIS SUBORDINATED SECURITY AGREEMENT (this “Agreement”), is dated as of July 25, 2016 by NXT-ID, INC., a Delaware corporation (“Nxt-ID”), and LOGICMARK, LLC, a Delaware limited liability company (together with Nxt-ID, “Borrower”), to LOGICMARK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, in its capacity as Seller Representative on behalf of the Sellers (as defined below) (collectively, “Subordinated Lender”).

WHEREAS, this Agreement is executed and delivered pursuant to that certain Interest Purchase Agreement, dated as of May 17, 2016, by and among (a) Borrower, (b) Seller Representative, and (c) LOGICMARK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, GOTTLIEB FAMILY, LLC, a Virginia limited liability company, BEN CORNETT, KEVIN O’CONNOR and GENERATION3 PARTNERS I, LLC, a Delaware limited liability company (collectively, the “Sellers”), as amended by that certain First Amendment to Interest Purchase Agreement, dated as of July 7, 2016, by and between Borrower and Seller Representative (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”);

WHEREAS, in accordance with the Purchase Agreement, Borrower has issued to the Subordinated Lender (on behalf of the Sellers) that certain Secured Promissory Note dated as of the date hereof in the original principal amount of $2,500,000 (the “Subordinated Note”); and

WHEREAS, as security for the discharge of the Borrower’s obligations to the Subordinated Lender under the Subordinated Note, the Borrower is hereby granting the Subordinated Lender a subordinated security interest in all of the assets of the Borrower as more fully set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Subordinated Note or the Purchase Agreement, as the case may be. As used herein, "Senior Loan Agreement" shall mean that certain Loan and Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time in accordance with the terms thereof), by and among Borrower, the other parties thereto as "Loan Party Obligors", each of the "Lenders" party thereto from time to time and Senior Lender in its capacity as agent for such Lenders.

2. Grant. Subject to Section 4 hereof, Borrower hereby grants to Subordinated Lender a security interest in and to any and all property of Borrower, of any kind or description, tangible or intangible, whether now existing or hereafter arising or acquired, it being acknowledged by Subordinated Lender that the security interest being granted hereunder is subordinate to a certain first lien and security interest in Borrower’s assets held by Senior Lender, including, but not limited to, the following (collectively, the “Collateral”):

(a) All Accounts; Chattel Paper; Electronic Chattel Paper; Commercial Tort Claims; Deposit Accounts; Documents; Equipment; Farm Products; Fixtures; General Intangibles, including Payment Intangibles; Goods; Instruments; Inventory; Software; Financial Assets; Securities; Investment Property; Letter of Credit Rights and Supporting Obligations; Security Entitlements, as each of these terms are defined by the Uniform Commercial Code as enacted and construed in the State of Delaware (the “UCC”), and all substitutions, additions, accessories, replacements, parts, exchanges, increases, tools, manuals, warranties, warranty claims, insurance policies and proceeds related to any of the foregoing, it being the intent of Borrower to grant to Subordinated Lender a security interest in all of Borrower’s present and future personal property wheresoever located;

(b) All products, replacements, additions, substitutions and renewals of and to the Collateral;

(c) Any and all after-acquired right, title and interest in and to any of the Collateral;

(d) All cash and non-cash proceeds from the sale, transfer or pledge of any or all of the Collateral; and

(e) All insurance policies and proceeds insuring the foregoing Collateral or any part thereof, including unearned premiums.

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3. Security for Liabilities. This Agreement secures, and the Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all obligations of Borrower now or hereafter existing under the Subordinated Note (collectively, the “Secured Liabilities”).

4. Subordination. Notwithstanding anything herein to the contrary, as of the date hereof, the indebtedness evidenced by the Subordinated Note and the security interest granted by this Agreement are expressly subordinated pursuant to that certain letter agreement dated as of even date herewith by and between Senior Lender and the Subordinated Lender on behalf of the Sellers (the “Intercreditor Agreement”). Nothing herein shall be construed or interpreted to conflict with the terms of the Intercreditor Agreement. To the extent of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall control.

5. Representations, Warranties and Covenants. Borrower represents, warrants and covenants that:

(a) This Agreement creates a valid security interest in the Collateral.

(b) Borrower has full title to the Collateral, free of all security interests, liens and encumbrances other than the security interests granted herein and pursuant to the Senior Loan Agreement and the Permitted Liens (as defined in the Senior Loan Agreement).

(c) Borrower will defend the Collateral against the claims and demands of all persons other than Senior Lender and/or Subordinated Lender and will not do or permit anything to be done that may impair the security interest of Senior Lender, Subordinated Lender or the value of the Collateral as collateral hereunder without the prior written consent of Subordinated Lender.

(d) Unless and until a Default (as defined herein) shall have occurred, Borrower may have possession of the Collateral and use the same in any lawful manner consistent with the provisions of this Agreement, the Senior Loan Agreement, and all policies of insurance thereon.

(e) Except for the Permitted Liens and the Senior Loan Agreement, Borrower will not permit the Collateral to be encumbered, provided that Borrower shall have the right in the ordinary course of Borrower’s business and subject to the terms and conditions of the Senior Loan Agreement to replace any items of personal property included in the Collateral with similar items if (i) such replacements have value and utility equivalent or superior to that existing when the security interest created hereby first attached hereto and (ii) Subordinated Lender obtains a lien on or security interest in such replacements.

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(f) Borrower will from time to time execute or cause to be executed such additional security agreements, financing statements, renewals thereof and other documents (and pay the cost of filing and recording the same in all public offices reasonably deemed necessary by Subordinated Lender) and do such other acts (including the deposit with Subordinated Lender of any certificate of title issuable with respect to the Collateral, with an official notation thereon of the security interest hereunder) to establish, maintain and evidence Subordinated Lender’s subordinated security interest in the Collateral, free of all other liens and claims other than the Subordinated Note, the Senior Loan Agreement and the Permitted Liens. Borrower agrees that a carbon, photographic or photostatic copy, or other reproduction, of this Agreement or of any financing statement, shall be sufficient to evidence Subordinated Lender’s security interest. Borrower hereby irrevocably authorizes Subordinated Lender at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto without the signature or consent of Borrower that (i) indicate the Collateral (A) is comprised of all assets of Borrower or words of similar effect, regardless of whether any particular asset comprising a part of the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed, or (B) as being of an equal or lesser scope or within greater detail as the grant of the security interest set forth herein, and (ii) contain any other information required by Section 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment. Borrower further ratifies and affirms its authorization for any financing statements and/or amendments thereto, executed and filed by Subordinated Lender in any jurisdiction prior to the date of this Agreement. In addition, Borrower shall make appropriate entries on its books and records disclosing Subordinated Lender’s security interests in the Collateral.

(g) Borrower will cause all taxes and assessments upon the Collateral or upon its use or operation to be paid in full when due.

(h) Borrower will at all times until satisfaction in full of the Secured Liabilities, cause the Collateral to be insured against risks of fire, vandalism, theft, and other such risks as Lender may reasonably require in the amount of its full insurable value with an insurer or insurers reasonably acceptable to Subordinated Lender, subject to the rights of Senior Lender. Subject to the rights of Senior Lender under the Senior Loan Agreement and the Intercreditor Agreement, Borrower will forthwith remit to Subordinated Lender, in the form received, with any endorsements necessary to effect payment thereof to Subordinated Lender, any proceeds of insurance required or maintained pursuant to this Agreement which Borrower, or any affiliate of Borrower may receive or which Borrower and any other party or parties may receive. All policies of insurance shall contain a standard lender loss payable clause in favor of Subordinated Lender, shall provide that Subordinated Lender’s interest therein shall not be invalidated by the act, omission or neglect of anyone other than Subordinated Lender and for at least ten (10) days’ prior written notice of cancellation to Subordinated Lender. Borrower shall furnish Subordinated Lender with evidence of such insurance or other evidence reasonably satisfactory to Subordinated Lender as to compliance with the provisions of this paragraph prior to the expiration or cancellation of any such insurance. Subject to the Intercreditor Agreement and the rights of Senior Lender, Subordinated Lender may act as attorney in fact for Borrower in making, adjusting and settling claims under and canceling such insurance and endorsing Borrower’s name on any drafts drawn by insurers of the Collateral. If Borrower shall fail to provide such insurance or fail to renew the same upon expiration thereof, Borrower agrees that Subordinated Lender, at the sole cost of Borrower, may obtain such insurance as Subordinated Lender shall deem reasonably appropriate, and the entire cost thereof shall be added to the Secured Liabilities.

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(i) As used herein, “full insurable value” means the actual replacement cost of the Collateral (without taking into account any depreciation), determined annually by an insurer or by Borrower or, at the request of Subordinated Lender, by an independent insurance broker (subject to Subordinated Lender’s reasonable approval) including an endorsement covering acts of municipal authorities including increased cost of construction and demolition.

(j) Following the occurrence of a Default and subject to the Intercreditor Agreement and the rights of the Senior Lender set forth in the Senior Loan Agreement, Subordinated Lender from time to time may (but shall not be obligated to), pay any amount or perform any act which Borrower has agreed to do hereunder and which Borrower shall have failed to do. All moneys so advanced and expenses so incurred by Subordinated Lender shall be immediately due and payable and shall be added to the Secured Liabilities if not paid within five (5) days following Subordinated Lender’s demand therefor.

6. Defaults and Remedies. (a) Borrower, without notice or demand of any kind, shall be in default under this Agreement upon the occurrence of any of the following events (each a “Default”):

(i) Nonpayment of Secured Liabilities. Any amount due and owing on any of the Secured Liabilities, whether by its terms or as otherwise provided herein, is not paid when due.

(ii) Misrepresentation. Any oral or written warranty, representation, certificate or statement of Borrower in this Agreement, the Purchase Agreement, any of the Subordinated Note or any other agreement with Subordinated Lender shall be false when made or at any time thereafter, or if any financial data or any other information now or hereafter furnished to Subordinated Lender by or on behalf of Borrower shall prove to be false, inaccurate or misleading in any material respect.

(iii) Nonperformance. Any failure to perform or default in the performance of any covenant, condition or agreement contained in this Agreement, or in any of the Subordinated Note any other agreement with Subordinated Lender.

(iv) Bankruptcy, Insolvency, Etc. Borrower becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due, or Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for itself or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of the property of any thereof and is not discharged within thirty (30) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of Borrower, and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower, or remains undismissed for thirty (30) days; or Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

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(v) Judgments. The entry of any final judgment, decree, levy, attachment, garnishment or other process, or the filing of any lien against Borrower which is not fully covered by insurance.

(vi) Collateral Impairment. The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any lien against, any of the Collateral or any collateral under a separate security agreement securing any of the Secured Liabilities and such judgment or other process shall not have been, within thirty (30) days from the entry thereof, (A) bonded over to the satisfaction of Subordinated Lender and appealed, (B) vacated, or (C) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any deterioration or impairment of any of the Collateral or any of the collateral under any security agreement securing any of the Secured Liabilities, or any decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral in the sole opinion of Subordinated Lender acting in good faith, to become unsatisfactory as to value or character, or which causes Subordinated Lender to reasonably believe that it is insecure and that the likelihood for repayment of the Secured Liabilities is or will soon be impaired, time being of the essence. The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by Borrower to do any act deemed necessary by Subordinated Lender to preserve and maintain the value and collectability of the Collateral.

(b) If a Default exists Subordinated Lender shall immediately notify Senior Lender in writing, then at the election of Subordinated Lender, subject to the Intercreditor Agreement and the rights of the Senior Lender, and without further demand or notice of any kind, Subordinated Lender may declare all of the Secured Liabilities to be immediately due and payable and exercise from time to time any rights and remedies available to Subordinated Lender under the laws of the State of Illinois in order to collect the Secured Liabilities. Subject to the Intercreditor Agreement, Borrower shall, in such event, and if Subordinated Lender so requests, assemble the Collateral, at the expense of Borrower, at a convenient place designated by Subordinated Lender. At any sale held pursuant hereto, Subordinated Lender shall be authorized to bid in the amount of the Secured Liabilities, or so much thereof as Subordinated Lender, in its reasonable discretion, shall deem appropriate, at such sale. Subordinated Lender shall not be liable nor accountable to Borrower if less than the entire amount of the Secured Liabilities shall be so bid. Borrower shall pay all expenses incurred by Subordinated Lender in the collection of such indebtedness, including reasonable attorneys’ fees and legal expenses, and in the repair of any real estate or other property to which any of the Collateral may be affixed. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed commercially reasonable and proper if given at least ten (10) days before such disposition. Any proceeds of the disposition of any of the Collateral may be applied by Subordinated Lender to the payment of the reasonable expenses of retaking, holding, preparing for sale and selling the Collateral, including reasonable attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by Subordinated Lender toward the payment of such of the indebtedness, and in such order of application, as Subordinated Lender may from time to time elect.

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(c) No delay or omission on the part of Subordinated Lender in the exercise of any right or remedy shall operate as a waiver thereof. The remedies available to Subordinated Lender under this Agreement shall be exercisable in any combination whatsoever and shall be in addition to, and exercisable in any combination, any and all remedies available by operation of law and under the Subordinated Note.

7. Waiver. No delay on Subordinated Lender’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Borrower by Subordinated Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Subordinated Lender’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Subordinated Lender’s rights as against Borrower in any respect.

8. Assignment. Borrower shall not assign or transfer this Agreement, either voluntarily, by operation of law, by merger or stock sale or otherwise, without the prior written consent of Subordinated Lender.

9. Termination. Upon the indefeasible payment in full of all Secured Liabilities Subordinated Lender shall release the security interest granted to Subordinated Lender pursuant to this Agreement and, except as otherwise provided herein, all of Borrower’s obligations hereunder shall at such time terminate.

10. Lien Absolute. All rights of Subordinated Lender hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any of the Subordinated Note or any other agreement or instrument governing or evidencing any Secured Liabilities;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Liabilities, or any other amendment or waiver of or any consent to any departure from any of the Subordinated Note or any other agreement or instrument governing or evidencing any Secured Liabilities;

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(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Liabilities; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower.

11. Release. Borrower consents and agrees that Subordinated Lender may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Liabilities and (b) exchange, release and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Subordinated Lender in connection with all or any of the Secured Liabilities, all in such manner and upon such terms as Subordinated Lender may deem proper, and without notice to or further assent from Borrower, it being hereby agreed that Borrower shall be and remains bound under this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Liabilities may, at any time, exceed the aggregate principal amount thereof set forth in the Subordinated Note, or any other agreement governing any Secured Liabilities. Borrower hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Liabilities, and promptness in commencing suit against any party hereto or liable hereon, and, except as otherwise provided herein, in giving any notice to or of making any claim or demand hereunder upon Borrower. No act or omission of any kind on Subordinated Lender’s part shall in any event affect or impair this Agreement unless such act or omission constitutes the willful misconduct of Subordinated Lender or any of its agents.

12. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Liabilities, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

13. Supplemental Reports. Borrower shall immediately upon receipt thereof, provide to Subordinated Lender copies of any reports submitted by Borrower to the Senior Lender pursuant to the Senior Loan Agreement or related agreements.

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14. Waiver of Claims. Borrower acknowledges, agrees and affirms that Borrower possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against Subordinated Lender or with respect to the enforcement of any of the Subordinated Note, as amended or modified hereby (collectively, the “Claims”). Borrower further acknowledges and agrees that it has no knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against Subordinated Lender or with respect to the enforcement of any of the Subordinated Note, as amended or modified hereby, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

15. Miscellaneous.

(a) Subordinated Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to the advice of counsel concerning all matters pertaining to its duties hereunder.

(b) Borrower agrees to promptly reimburse Subordinated Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Subordinated Lender or the Sellers in connection with the enforcement of Subordinated Lender’s rights under this Agreement.

(c) Neither Subordinated Lender nor any of its managers, members, officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

(d) THIS AGREEMENT SHALL BE BINDING UPON BORROWER AND ITS SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, SUBORDINATED LENDER, AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS IN EFFECT IN THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF SUBORDINATED LENDER AND BORROWER.

16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair or affect the operation of those portions of this Agreement which are valid.

17. Notice. All notices, requests, demands and other communications between the parties required or permitted to be given hereunder shall be given in the manner set forth in the Purchase Agreement.

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18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19. WAIVER OF JURY TRIAL. SUBORDINATED LENDER AND BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE SUBORDINATED NOTE, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SUBORDINATED LENDER AND BORROWER ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. Except as prohibited by law, Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Borrower (i) certifies that neither Subordinated Lender nor any representative, agent or attorney of Subordinated Lender has represented, expressly or otherwise, that Subordinated Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into this Agreement and the Subordinated Note, Subordinated Lender is relying upon, among other things, the waivers and certifications contained in this Section.

20. Counterparts. This Agreement may be executed in any number of counterparts and electronically, which shall, collectively and separately, constitute one agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWER:

NXT-ID, INC.

By:
Name:
Title:

LOGICMARK, LLC

By:
Name:
Title:

SUBORDINATED LENDER:

LOGICMARK INVESTMENT PARTNERS, LLC,
solely in its capacity as Seller Representative

By:
Name:
Title:

[Signature Page to Subordinated Security Agreement]